UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________
FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		November 10, 2025
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Mastercard Incorporated
(Exact name of registrant as specified in its charter)
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Delaware	001-32877	13-4172551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2000 Purchase Street		10577
Purchase,	NY
(Address of principal executive offices)		(Zip Code)
(914)	249-2000
(Registrant's telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange of which registered
Class A common stock	MA	New York Stock Exchange
2.1% Notes due 2027	MA27	New York Stock Exchange
1.0% Notes due 2029	MA29A	New York Stock Exchange
2.5% Notes due 2030	MA30	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On November 10, 2025, Mastercard Incorporated (the “Company”) announced that the Company and its operating subsidiary, Mastercard International Incorporated (collectively, "Mastercard"), have entered into an updated Class Settlement Agreement (the "Agreement") with court-appointed counsel for an injunctive rules relief class of merchants to settle their claims related to business practices, including network rules. Visa Inc., Visa U.S.A Inc. and Visa International Service Association ("Visa") are also parties to the Agreement.
The Agreement was prepared by the parties, along with the close involvement of an independent mediator, to provide merchants clarity and certainty in several areas related to their acceptance of payment cards, including:
•Acceptance flexibility – The Agreement enables merchants to make decisions on independently accepting consumer credit and commercial credit cards. Within consumer credit, merchants would have additional flexibility in their decisions to accept “standard" and "premium" credit cards, but would not be able to discriminate between the same level of cards issued by different financial institutions.
•Simplified surcharging and discounting rules – As part of the Agreement, the networks agree to activate a simplified approach to credit card transaction surcharging, providing merchants more optionality. These rules are designed to maintain core consumer protections and transparency, replacing standards that had been updated in 2012.
•Interchange rate reduction – Both Mastercard and Visa agree to provide a 10 basis point reduction in the average systemwide effective interchange rate on U.S.-issued consumer credit and commercial credit transactions at U.S. merchant locations.
•Five-year rate cap – The interchange reduction is designed to effectively serve as a cap for a period of five years and will apply to defined U.S.-issued credit programs accepted under the Mastercard brand. The effort is also designed to support continued competition within the industry, as both Visa and Mastercard will be subject to the same net effective interchange cap.
The Agreement is subject to final approval by the Eastern District Court of New York. Upon final approval of the class settlement by the court, Mastercard will have resolved all pending U.S. merchant litigations that are directed at seeking changes to its interchange structure and merchant acceptance rules.
In agreeing to the settlement, Mastercard does not admit to any improper conduct with respect to the plaintiffs’ allegations. All rules practice changes will occur after approval of the Agreement, which is expected to occur most likely in late 2026 or early 2027.
A copy of the Agreement is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
Forward-Looking Statements
This Form 8-K contains forward-looking statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts may be forward-looking statements. When used in this press release, the words “believe,” “expect,” “could,” “may,” “would,” “will,” “trend” and similar words are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements that relate to Mastercard’s future prospects, developments and business strategies, as well as the impact of the Agreement on Mastercard’s business. We caution you to not place undue reliance on these forward-looking statements, as they speak only as of the date they are made. Except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company does not intend to update or otherwise revise the forward-looking information to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions, changes in general economic or industry conditions or other circumstances arising and/or existing since the preparation of this press release or to reflect the occurrence of any unanticipated events.
Many factors and uncertainties relating to our operations and our business environment, all of which are difficult to predict and many of which are outside of our control, influence whether any forward-looking statements can or will be achieved. Any one of these factors could cause our actual results or the impact of the Agreement to differ materially from those expressed or implied in writing in any forward-looking statements made by Mastercard or on its behalf. Such factors related to the Agreement include, but are not limited to, whether court approval of the Agreement will be obtained.
For additional information on other factors related to Mastercard’s overall business that could cause Mastercard’s actual results to differ materially from expected results, please see the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and any subsequent reports on Forms 10-Q and 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1
Class Settlement Agreement, dated November 10, 2025, by and among Mastercard Incorporated and Mastercard International Incorporated; Visa, Inc., Visa U.S.A. Inc. and Visa International Service Association; and counsel for the Rule 23(b)(2) Class Plaintiffs defined therein.

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCARD INCORPORATED

Date:	November 10, 2025	By:	/s/ Gina Accordino
Gina Accordino
Corporate Secretary

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